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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               ------------------

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



       Date of Report (Date of earliest event reported):   March 3, 2000
                                                          --------------

                             Anyox Resources Inc.
            (Exact name of registrant as specified in its charter)


Nevada                             0-25389                        98-01912
------                             -------                        --------
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)



              540 N. Tamiami Trail
               Sarasota, Florida                                34236
     ----------------------------------------                 ----------
     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:    (941) 954-1144
                                                       --------------
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Item 4.  Changes in Registrant's Certifying Accountant

     From its inception on July 13, 1998, Anyox Resources Inc.'s (the "Company") principal accountant has been Andersen Andersen & Strong, L.C. of Salt Lake City, Utah. Effective March 15, 2000, the Board of Directors of the Company approved the change of accountants. On March 15, 2000, management of the Company dismissed Andersen Andersen & Strong, L.C. and engaged Christopher, Smith, Leonard, Bristow, Stanell & Wells, P.A. of Bradenton, Florida, as its independent public accountants to audit its financial statements formerly audited by Andersen Andersen & Strong, L.C.

     The Company believes, and has been advised by Andersen Andersen & Strong, L.C. that it concurs with such belief, that, for the period ended January 31, 1999 and the fiscal year ended June 30, 1999, the Company and Andersen Andersen & Strong, L.C. did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Andersen Andersen & Strong, L.C. would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement. The report of Andersen Andersen & Strong, L.C. on the Company's financial statements for the period ended January 31, 1999 and for the fiscal year ended June 30, 1999 did not contain an adverse opinion or a disclaimer of opinion, but did contain a qualification that the financial statements were prepared under the assumption that the Company will continue as a going concern.

     The Company has requested that Andersen Andersen & Strong, L.C. furnish a letter addressed to the Securities and Exchange Commission stating whether Andersen Andersen & Strong, L.C. agrees with the above statements.

                                       2
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Item 5.  Other Events

     RESIGNATION OF BOARD OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

     Effective March 15, 2000, the number of directors comprising the Board of Directors of the Company was increased from two to three. Carsten Mide and Philip Yee resigned as members of the Board of Directors of the Company and have been replaced by Santu Rohatgi and Edward Bertha. Also effective March 15, 2000, Carsten Mide resigned as President of the Company and Mary Hethey resigned as Secretary and Treasurer of the Company and Santu Rohatgi was appointed President, Secretary and Treasurer of the Company and Edward Bertha was appointed Chief Operating Officer of the Company.

     The changes of officers and directors of the Company were made pursuant to a definitive agreement between the Company and Web Partners, Inc., a Florida corporation, and two of its primary shareholders which closed on March 15, 2000. The changes in control of the Company resulting from the business combination will be addressed in a separate Form 8-K to be filed with the Commission shortly.

     Effective March 16, 2000, the number of directors comprising the Board of Directors of the Company was increased from three to four. Also effective March 16, 2000, Bruce Benson and David Kennedy were appointed members of the Board of Directors of the Company.

     Santu Rohatgi - President, Secretary and Treasurer and Director
     ---------------------------------------------------------------

     Santu Hohatgi, who is also Chief Financial Officer for Web Partners, Inc., has had ten years of management experience at AT&T, where he held various management positions, including financial planning management of start-up Internet Commerce Services; Manager of Support Operations; Director of Operations, Northeast Division; and Director of Finance & Administration, New England Region. He also ran a consulting services company for small and medium size businesses in the area of information technology, business automation and operations. He received an MA from Patna University in India, an MBA from Eastern New Mexico University and a Masters Certificate in Project Management from George Washington University. He is a Certified Project Management Professional (PMP).

     Edward Bertha - Chief Operating Officer and Director
     ----------------------------------------------------

     Edward Bertha has held a variety of positions in development, consulting, marketing and sales, including twice being named the Salesman of the Year at Lawson Software. He has built successful sales and development organizations. He started CFT Consulting which was one of 30 firms selected worldwide to sit on IBM's Lotus Development Technical Roundtable. Mr. Bertha has managed consulting engagements and has developed extensive contracts throughout the industry. He has been engaged as an independent consultant, functioning as Executive Vice President of Sales and Marketing for Web Partners, Inc. Mr. Bertha holds a Masters degree in Marketing from the University of Dayton.

     Bruce Benson - Director
     -----------------------

     Bruce Benson oversees all aspects of iWeb, a privately held Internet startup that provides enabling technologies and services for Web asvertising that bring Internet ad revenues to ISPs. Before joining iWeb, Benson was Executive Vice President of Corporate Strategy and Technology of Young & Rubicam, where he was responsible for Internet strategy and managed the global coordination of Y & R's technological resources. Prior to joining Y & R, Mr. Benson was with Sony Music as a Senior Vice President in several capacities, where he worked to develop long-range strategies for the company, including early stage Internet plays. Before his work at Sony, Benson was a Partner at Price Waterhouse where he was largely repsonsible for the launch of their thriving Entertainment and Media Practice. He received a BS in mathematics from the University of Houston.

     David Kennedy - Director
     ------------------------

     David Kennedy is a founder of TDRC Group, the largest intellectual property consulting company in the nation. At TDRC, where his clients range from Fortune 100 companies to start-up ventures, he assists Internet and technology companies formulate their strategic direction based upon maximizing the value of their intellectual capital. Mr. Kennedy sits on the board of several Internet related companies and is on the Advisory Board of an intellectual property venture capital fund. Before founding TDRC, he was a senior partner in an international consulting firm and was the partner in charge of the technology transfer and patent licensing division. He received a BBA in accounting and is a Certified Public Accountant in the state of Georgia.

     The Company issued a press release with respect to the change of officers and directors on March 10, 2000, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

     DISCLOSURE OF PRIVATE OFFERING

     On February 4, 2000, Anyox Resources Inc. (OTC Bulletin Board: ANYX) commenced a private offering of its common stock. The offering is a best efforts no minimum offering by the company of up to 6 million shares at $0.85 per share, for total maximum proceeds of $5,100,000. The common stock being offered has not been registered with or approved by any state securities agency or the U.S. Securities and Exchange Commission and is being offered and sold pursuant to an exemption from registration. On March 3, 2000, the Company ceased accepting additional subscriptions. Sales will be made only to accreditied investors who reside outside the United States.

     The Company issued a press release with respect to the private offering on March 3, 2000, a copy of which is attached as Exhibit 99.2 to this Form 8-K.


Item 7.  Exhibits

     16.  Letter from Andersen Andersen & Strong, L.C.

     99.1 Press release on change in officers and directors.

     99.2 Press release on private offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYOX RESOURCES INC.

Dated: March 20, 2000


By:  /s/ Santu Rohatgi
     ---------------------------
Name:  Santu Rohatgi
Title:  President

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                                 EXHIBIT INDEX

Exhibit
Number    Description
-------   ------------

16.       Letter from Andersen Andersen & Strong, L.C.

99.1      Press release on change in officers and directors.

99.2      Press release on private offering.